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                       SUPPLEMENT DATED DECEMBER 12, 2002
                 SUPERCEDING SUPPLEMENT DATED DECEMBER 11, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                       METLIFE(R) INCOME SECURITY PLAN(SM)
                             VARIABLE INCOME ANNUITY
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Supplement supercedes the supplement dated December 11, 2002, and updates the following prospectus information:

1.  Footnote 2 on page 9 is replaced with the following:

         Subject to MetLife's underwriting requirements, we may make available a withdrawal option to your Income Annuity. If the withdrawal option is available to your Income Annuity, you can choose to add a withdrawal option that permits you to withdraw amounts from your annuity. This option is described in more detail later in this Prospectus.

2. The first sentence of the first paragraph under "Withdrawal Option" on page 17 is replaced with the following:

         Subject to MetLife's underwriting requirements, we may make available a withdrawal option to your Income Annuity. If the withdrawal option is available, you can choose to purchase an Income Annuity with this optional withdrawal feature.

3. The third paragraph under "Withdrawal Option" on page 17 is replaced with the following:

         Please also refer to the Tax Section of this Prospectus for a discussion of other adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

         Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

4. The first sentence of the third paragraph under "After the First Two Years Following Purchase" on page 18 is replaced with the following:

         You may withdraw up to an amount equal to 75% of the "withdrawal value" of the payments in the guarantee period under the Income Annuity.
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5.  The fourth and fifth paragraphs under "After the First Two Years Following
Purchase" on page 18 and the top of page 19 are replaced with the following:

         Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the maximum "withdrawal value" of the payments in the guarantee period under the Income Annuity at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any Income Annuity payments payable after the guarantee period will not be reduced for the withdrawals you made.

6. The third sentence of the fourth paragraph under "Requesting a Withdrawal" on page 19 is replaced with the following:

         If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

7. The second sentence of the first paragraph under "Death Benefits" on page 19 is replaced with following:

         If you die before income payments begin, the owner or any beneficiaries will receive your purchase payment in a lump sum once we receive satisfactory proof of your death.

8.  The second paragraph under "Death Benefit" on page 19 is deleted.

9. The first sentence of the paragraph after the bulleted paragraphs on the top of page 25 under "Reallocations" is replaced with the following:

         We may make other fixed payment options available. If we make other fixed payment options available, you may also reallocate to these other fixed payment options, which do not permit further reallocations to either the Fixed Payment Option or the investment divisions of the Income Annuity.

10. Insert the following new paragraph in "Income Payments Before Age 59-1/2" after the first two lines on the top page 36:

         If you were under age 59-1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59-1/2 or (b) five years after income payments had begun, will also result in the retroactive imposition of the 10% penalty tax (with interest) on income payments previously received.

11. Insert the following new paragraph at the end of "Income Payments" on page
37:
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         Note: It is uncertain how amounts received under the exercise of the withdrawal option are taxed. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the Income Annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.

12. The second and third sentences in the second paragraph under "Exercise of Withdrawal Option" on page 39 are replaced with the following:

         It is uncertain how the amount of the withdrawal under a Non-Qualified Income Annuity is taxed. At the present time, we will apply a percentage, equal to the percentage reduction in the income payment stream which is being commuted, determined based upon the portion of your remaining investment in the Income Annuity (attributable to the period for which income payments are being reduced) against the amount withdrawn, in determining the taxable amount of the withdrawal. However, the IRS may impose a different methodology, which may result in a different taxable amount of each income payment. Consult your tax advisor prior to the exercise of the withdrawal option.

13. The complete paragraph under "Defined Benefit Plans" on pages 39-40 is deleted and replaced with the following:

         Under new proposed regulations published in 2002, defined benefit plans may no longer be able to purchase variable income annuities to meet minimum distribution requirements. Consult your tax advisor.

                       THIS SUPPLEMENT SHOULD BE READ AND
                         RETAINED FOR FUTURE REFERENCE.


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